T. Rowe Price Global High Income Fund

Supplement to Prospectus Dated May 1, 2018

On page 7, the portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2020, Mark J. Vaselkiv will step down from his responsibilities as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee, and Michael F. Connelly and Samy B. Muaddi will join Michael Della Vedova as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Connelly joined T. Rowe Price in 2005 and Mr. Muaddi joined T. Rowe Price in 2006.

On pages 10–11, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2020, Mark J. Vaselkiv will step down from his responsibilities as Cochairman of the fund’s Investment Advisory Committee, and Michael F. Connelly and Samy B. Muaddi will join Michael Della Vedova as Cochairmen of the fund’s Investment Advisory Committee. Mr. Connelly joined the Firm in 2005, and his investment experience dates from 2000. During the past five years, he has served as a high yield credit analyst. Mr. Muaddi joined the Firm in 2006, and his investment experience dates from that time. During the past five years, he has served as a credit analyst and a portfolio manager (beginning in 2015).

The date of this supplement is January 14, 2019.

F36-041 1/14/19